UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 20, 2014

JPMorgan Chase & Co.
(Exact name of registrant as specified in its charter)

Delaware	1-5805	13-2624428
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification no.)

270 Park Avenue, New York, New York		10017
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

JPMorgan Chase & Co. (“JPMorgan Chase” or the “Firm”) announced on March 20, 2014, that it had released the results of its “company-run” 2014 Dodd-Frank Act Stress Test (“DFAST”) for JPMorgan Chase & Co. and certain select subsidiaries that are subject to the DFAST rules. A copy of that information is attached as Exhibit 99.2.
The “company-run” 2014 Annual Stress Test Disclosure, and press release, are being furnished pursuant to Item 7.01, and the information contained therein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities under that Section. Furthermore, the information contained in Exhibits 99.1 and 99.2 shall not be deemed to be incorporated by reference into the filings of the Firm under the Securities Act of 1933.
The DFAST results reflect the hypothetical economic scenario and market shock assumptions provided by the Federal Reserve Board in the supervisory severely adverse scenario on November 1, 2013, and is available at: http://www.federalreserve.gov/bankinforeg/bcreg20131101a1.pdf. The furnishing of the stress test information by JPMorgan Chase should not be taken as an indication of the Federal Reserve Board's judgment or analysis regarding JPMorgan Chase's proposed capital actions. Investors are cautioned not to draw any inferences from this information about the Federal Reserve Board's determination with respect to the Firm's capital plan and proposed capital actions. Among other things, that determination will be based on qualitative, as well as quantitative, factors. The Federal Reserve Board has indicated that it will publicly disclose on March 26, 2014, whether or not it has objected to the Firm's proposed capital plan and proposed capital actions.
This Current Report on Form 8-K (including the Exhibits hereto) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of JPMorgan Chase's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase's actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase's Annual Report on Form 10-K for the year ended December 31, 2013, which has been filed with the Securities and Exchange Commission and is available on JPMorgan Chase's website (www.jpmorganchase.com) and on the Securities and Exchange Commission's website (www.sec.gov). JPMorgan Chase does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description of Exhibit

99.1	JPMorgan Chase & Co. press release dated March 20, 2014
99.2	2014 Annual Stress Test Disclosure

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMorgan Chase & Co.
(Registrant)

By:	/s/ Neila B. Radin
Neila B. Radin
Senior Vice President

Dated:	March 20, 2014

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

99.1	JPMorgan Chase & Co. press release dated March 20, 2014
99.2	2014 Annual Stress Test Disclosure

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